UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AerSale Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AerSale Corporation
NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders
June 15, 2022
10:00 a.m. (Eastern time)

AERSALE CORPORATION
255 ALHAMBRA CIRCLE, SUITE 435
CORAL GABLES, FLORIDA 33134
May 2, 2022
To Our Stockholders:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of AerSale Corporation. at 10:00 a.m. Eastern time, on Wednesday, June 15, 2022. In light of the ongoing COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
/s/ Nicolas Finazzo
Nicolas Finazzo
Chairman and Chief Executive Officer

AERSALE CORPORATION
255 Alhambra Circle, Suite 435
Coral Gables, Florida 33134
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD WEDNESDAY,
JUNE 15, 2022
The Annual Meeting of Stockholders (the “Annual Meeting”) of AerSale Corporation, a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern time on Wednesday, June 15, 2022. In light of the ongoing COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ASLE2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
Proposal 1:
election of nine members of our Board of Directors named in the accompanying proxy statement for a one-year term to expire at the 2023 Annual Meeting of Stockholders;

Proposal 2:
ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Holders of record of our common stock as of the close of business on April 22, 2022, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 255 Alhambra Plaza Place, Suite 435, Coral Gables, Florida 33134, for a period of ten days prior to the Annual Meeting. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
/s/ James Fry
James Fry
Executive VP, General Counsel & Secretary
Coral Gables, Florida
May 2, 2022

AerSale, Inc. | i

Note Regarding Corporate History and Background
In this proxy statement, “AerSale”, “Company”, “we”, “us”, and “our” refer to AerSale Corporation (f/k/a Monocle Holdings, Inc.) and its consolidated subsidiaries. On December 22, 2020, (the “Closing Date”), Monocle Acquisition Corporation (“Monocle”) consummated the previously announced business combination pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated September 8, 2020 (the “Merger Agreement”) by and among Monocle, AerSale Corporation (f/k/a Monocle Holdings Inc.), a Delaware corporation (the “Company”), AerSale Aviation, Inc. (f/k/a AerSale Corp.), a Delaware corporation (“AerSale Aviation”), Monocle Merger Sub 1 Inc., a Delaware corporation (“Merger Sub 1”), Monocle Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), and Leonard Green & Partners, L.P. (“Leonard Green”), a Delaware limited partnership, solely in its capacity as the initial Holder Representative (as defined in the Merger Agreement).
The transactions contemplated by the Merger Agreement are referred to herein as the “Merger” or the “Business Combination” and in connection therewith, Monocle merged with and into us, whereby we survived the merger and became the successor issuer to Monocle by operation of Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon the consummation of the Merger: (a) Merger Sub 1 was merged with and into Monocle, with Monocle surviving the merger as a wholly-owned direct subsidiary of the Company (the “First Merger”), and (b) Merger Sub 2 was merged with and into AerSale Aviation, with AerSale Aviation surviving the merger as a wholly-owned indirect subsidiary of the Company (the “Second Merger”).
In connection with the closing of the Business Combination (the “Closing”), AerSale Aviation changed its name from “AerSale Corp.” to “AerSale Aviation, Inc.” and the Company changed its name from “Monocle Holdings Inc.” to “AerSale Corporation.” Immediately following the Merger, the Company contributed all of its ownership in Monocle to AerSale Aviation which will continue as a wholly owned subsidiary of the Company.]

AerSale, Inc. | ii

PROXY STATEMENT
AERSALE CORPORATION
255 Alhambra Plaza, Suite 435
Coral Gables, Florida 33134
This proxy statement is furnished in connection with the solicitation by the Board of Directors of AerSale Corporation of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, June 15, 2022 (the “Annual Meeting”), at 10:00 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. In light of the ongoing coronavirus, or COVID-19, pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www. virtualshareholdermeeting.com/ASLE2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock, $0.0001 par value per share, as of the close of business on April 22, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 51,688,057 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about May 2, 2022 to our stockholders on the Record Date.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 15, 2022
This Proxy Statement and our 2021 Annual Report to Stockholders are available at http://www.proxyvote.com
AerSale, Inc. | 1

PROXY STATEMENT
Proposals
At the Annual Meeting, our stockholders will be asked:
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To elect Nicolas Finazzo, Robert B. Nichols, Sai S. Devabhaktuni, General C. Robert Kehler, Michael Kirton, Peter Nolan, Jonathan Seiffer, Richard J. Townsend and Eric J. Zahler as directors to serve until the 2023 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

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To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

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To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
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FOR the election of Nicolas Finazzo, Robert B. Nichols, Sai S. Devabhaktuni, General C. Robert Kehler, Michael Kirton, Peter Nolan, Jonathan Seiffer, Richard J. Townsend and Eric J. Zahler as directors until the 2023 Annual Meeting of Stockholders; and

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FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because AerSale’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, AerSale is making this proxy statement and its 2021 Annual Report available to its stockholders electronically via the Internet. On or about May 2, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

AerSale, Inc. | 2

PROXY STATEMENT
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

AerSale, Inc. | 3

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 22, 2022. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 51,688,057 shares of common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or nominee.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the ongoing COVID-19 pandemic, AerSale has decided to hold the Annual Meeting entirely online this year. You may attend and participate in the Annual Meeting by visiting the following website www.virtualshareholdermeeting.com/ASLE2022.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Eastern time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws, as amended, to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

AerSale, Inc. | 4

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
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by Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

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by Telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

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by Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

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Electronically at the Meeting — If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 14, 2022. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
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by submitting a duly executed proxy bearing a later date;

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by granting a subsequent proxy through the Internet or telephone;

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by giving written notice of revocation to the Secretary of AerSale prior to the Annual Meeting; or

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by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your 16-digit control number or otherwise vote through your bank or broker.

AerSale, Inc. | 5

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 4 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of COVID-19, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/ASLE2022. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/ASLE2022.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters.
The Company will endeavor to answer as many questions submitted by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
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irrelevant to the business of the Company or to the business of the Annual Meeting;

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related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

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related to any pending, threatened or ongoing litigation;

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related to personal grievances;

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derogatory references to individuals or that are otherwise in bad taste;

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substantially repetitious of questions already made by another stockholder;

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in excess of the two question limit;

AerSale, Inc. | 6

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
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in furtherance of the stockholder’s personal or business interests; or

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out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?
Proposal	Votes required	Effect of Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The majority of the votes cast. This means that the number of votes cast “FOR” a director’s election must exceed the number of votes cast “AGAINST” that director’s election.	Abstentions and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the outstanding shares present at the Annual Meeting online or by proxy and entitled to vote.	Abstentions will have the same effect as a vote against the proposal. We do not expect any broker nonvotes on this proposal.
What is an “abstention” and how will abstentions be treated?
An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Abstentions have no effect on the election of directors. Abstentions will have the same effect as a vote against the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

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PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, nine (9) directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2023 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have nine (9) directors on our Board. Our current directors, who are also director nominees for election at the Annual Meeting, are Nicolas Finazzo, Robert B. Nichols, Sai S. Devabhaktuni, General C. Robert Kehler, Michael Kirton, Peter Nolan, Jonathan Seiffer, Richard J. Townsend and Eric J. Zahler. The Board has nominated each of the foregoing director candidates to serve as directors until the 2023 Annual Meeting.
In accordance with our Amended and Restated Certificate of Incorporation, as amended, and our Amended and Restated Bylaws, as amended, the Board of Directors will stand for election for one-year terms that expire at the following year’s annual meeting and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. Pursuant to our Amended and Restated Certificate of Incorporation, as amended, the total number of directors shall be fixed exclusively by resolutions adopted from time to time by the Board, which number is currently nine (9). Newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders).
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a director of the person whose name and biography appears below. In the event that any of Mr. Finazzo, Mr. Nichols, Mr. Devabhaktuni, General Kehler, Mr. Kirton, Mr. Nolan, Mr. Seiffer, Mr. Townsend or Mr. Zahler should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.
Vote required
The proposal regarding the election of directors requires the approval of a majority of the votes cast. This means that the number of votes cast “FOR” a director’s election must exceed the number of votes cast “AGAINST” that director’s election.
Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors The Board of Directors unanimously recommends a vote FOR the election of each of the below director nominees.

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PROPOSALS TO BE VOTED ON
The current members of the Board of Directors who are also nominees for election to the Board of Directors as directors are as follows:
Name	Age	Position with AerSale
Nicolas Finazzo	65	Chairman, Chief Executive Officer, Division President, TechOps and Director
Robert B. Nichols	65	Vice Chairman, Division President, Asset Management Solutions and Director
Sai S. Devabhaktuni	50	Director
General C. Robert Kehler	70	Director
Michael Kirton	40	Director
Peter Nolan	63	Director
Jonathan Seiffer	50	Director
Richard J. Townsend	71	Director
Eric J. Zahler	71	Director
The following information with respect to the nine nominees is based on information furnished to the Company by each nominee and highlights the specific experience, qualifications, attributes, and skills of the individual nominees that have led the Board to conclude that each should continue to serve on the Board:

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PROPOSALS TO BE VOTED ON
Nicolas Finazzo
Age: 65 Position: Chairman, Chief Executive Officer, Division President, TechOps and Director
Nicolas Finazzo has served on our Board since December 2020. Mr. Finazzo founded AerSale Corp. in 2008 and has served as Chairman and Chief Executive Officer from inception until January 2019, and again since December 2019. He has also served as Division President, TechOps since December 2019. From January 2019 to December 2019, Mr. Finazzo was Executive Chairman of AerSale Corp. From 1997 to 2008, Mr. Finazzo was Co-Founder and Chief Executive Officer of AeroTurbine, Inc., a supplier of aircraft and engine products and MRO service provider. In 1997, Mr. Finazzo was Vice President and General Counsel of AeroThrust, Inc., parts supplier, MRO service provider and aircraft engine leasing company. From 1991 to 1997, Mr. Finazzo was Vice President and General Counsel of International Air Leases, Inc., a used aircraft leasing company. From 1987 to 1991, Mr. Finazzo was Vice President of Contracts for Greenwich Air Services, a jet engine MRO service provider. From 1981 to 1987, Mr. Finazzo was President of Southern Express Airways, Inc., a commuter airline operating in the United States.
As one of our founders, Chairman and Chief Executive Officer, Mr. Finazzo brings to the Board significant senior leadership and institutional knowledge of the Company with considerable expertise in MRO services, parts distribution and aircraft and engine leasing sectors of the industry.

Robert B. Nichols
Age: 65 Position: Chairman, Vice Chairman, Division President, Asset Management Solutions and Director
Robert B. Nichols has served on our Board since December 2020. Mr. Nichols founded AerSale Corp. in 2008 and has served as Vice Chairman since January 2019. He has also served as Division President, Asset Management Solutions since December 2019. From 2017 to December 2019, Mr. Nichols was Principal of AerSale Corp. From 2008 to 2017, Mr. Nichols also was Chief Operating Officer of AerSale Corp. From 1997 to 2008, Mr. Nichols was Co-Founder and Chief Operating Officer of AeroTurbine, Inc. From 1990 to 1997, Mr. Nichols was Vice President of Engine Sales and Leasing for AeroThrust, Inc. From 1989 to 1990, Mr. Nichols was Director of Engine Sales and Leasing for Greenwich Air Services.
As one of our founders and our Vice Chairman, Mr. Nichols brings to the Board significant senior leadership, marketing, technical and global experience along with deep institutional knowledge of the Company, its operations and customer relations.

Sai S. Devabhaktuni
Age: 50 Position: Director
Sai S. Devabhaktuni has served on our Board since December 2020 and previously served on the Board of Monocle Holdings, Inc. prior to the Business Combination. Mr. Devabhaktuni is a Co-Founder and managing member of Monocle Partners, LLC. Mr. Devabhaktuni served as Co-Founder and Chairman of the Board of Directors of Monocle Acquisition Corporation (“Monocle”; formerly Nasdaq: MNCL), whose business combination with AerSale Corp. was consummated in 2020. Prior to Monocle, Mr. Devabhaktuni was Head of Corporate Distressed Portfolio Management at Pacific Investment Management Company (“PIMCO”). While at PIMCO, Mr. Devabhaktuni served in various capacities on investment committees of numerous investment funds. Prior to PIMCO, and from 1998 to 2010, he was a Managing Principal at MHR Fund Management LLC (“MHR”) where he was involved in all aspects of the investment process and worked closely with senior management teams of portfolio companies on operational improvements and growth initiatives. Prior to MHR, Mr. Devabhaktuni was a member of the event-driven strategies group at Highbridge Capital Management LLC, and a member of the corporate finance, capital markets and emerging markets groups of Nomura Securities. Mr. Devabhaktuni holds a Bachelor of Science in Economics, with concentrations in Finance, Economics and Legal Studies from the Wharton School of the University of Pennsylvania. Mr. Devabhaktuni has served on the Board of Directors of Loral Space & Communications, Inc. (Nasdaq: LORL) and Applied Natural Gas Fuels Inc., and currently serves on the Board of Directors of Sequa Corporation. Mr. Devabhaktuni is also an Advisory Board Member of Scepter, Inc.
Mr. Devabhaktuni brings to the board experience in finance, asset management, capital markets and capital management, experience as a senior executive and perspective as an institutional investor.

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PROPOSALS TO BE VOTED ON
General C. Robert Kehler
Age: 69 Position: Director
General C. Robert Kehler, USAF (ret), served as a director of Monocle Acquisition Corp until the business combination merger with AerSale. He has 43 years of leadership, strategy and governance experience related to military operations of the United States of America. General Kehler currently serves on the board of directors of Maxar Technologies Ltd. (Ticker: MAXR) and Connect Bidco Ltd. (parent of Inmarsat) and is a senior advisor to McKinsey and Company.
General Kehler retired from the United States Air Force in December 2013 after almost 39 years of distinguished service. From January 2011 until November 2013, he served as the Commander, United States Strategic Command (“USSTRATCOM”), where he was directly responsible to the Secretary of Defense and President for the plans and operations of all U.S. forces conducting strategic deterrence, nuclear alert, global strike, space, cyberspace and associated operations. Prior to commanding USSTRATCOM, General Kehler commanded United States Air Force Space Command (predecessor to the United States Space Force) and two operational space wings conducting space launch, missile warning, and space control missions. He also commanded an intercontinental ballistic missile squadron and group.
General Kehler entered the Air Force in 1975 as a Distinguished Graduate of the Pennsylvania State University R.O.T.C. program, has master’s degrees in Public Administration and National Security and Strategic Studies, and completed executive development programs at Carnegie-Mellon, Syracuse, and Harvard Universities. His military awards include the Defense Distinguished and Superior Service Medals, the Distinguished Service Medal (2 awards), Legion of Merit (3 awards), and the French Legion of Honor (Officer). General Kehler is an Affiliate of Stanford’s Center for International Security and Cooperation and a Senior Fellow of the National Defense University.
Mr. Kehler brings to the Board over 40 years of leadership and governance experience and extensive involvement serving as a director and member of board committees.

Michael Kirton
Age: 40 Position: Director
Michael Kirton has served on our Board since December 2020. Mr. Kirton currently serves as Partner with Leonard Green & Partners, L.P. (“Leonard Green”), a private equity firm which is one of AerSale Corporation’s significant shareholders, which he joined in 2007. Before joining Leonard Green, he worked in corporate finance at Credit Suisse First Boston. Mr. Kirton currently serves on the boards of Charter Next Generation, Fineline Technologies, ProMach, Pure Gym, The Wrench Group, and Stella Environmental. Mr. Kirton brings particular knowledge and experience in finance and broad-based experience in the leadership of middle-market businesses.
Mr. Kirton brings to the board experience in finance, asset management, capital markets and capital management, experience as a senior executive and perspective as an institutional investor.

Peter Nolan
Age: 63 Position: Director
Peter Nolan has served on our Board since December 2020. Mr. Nolan is the Chairman of Nolan Capital, a private investment company, and is also a senior advisor to Leonard Green & Partners, L.P., a private equity firm, which is one of AerSale Corporation’s significant shareholders, and was previously a managing partner of Leonard Green & Partners. Mr. Nolan currently serves on the board of directors of Activision, among others. Prior to becoming a partner at Leonard Green & Partners in 1997, Mr. Nolan served as a managing director and the Co-Head of Donaldson, Lufkin and Jenrette’s Los Angeles Investment Banking Division from 1990 to 1997, as a First Vice President in corporate finance at Drexel Burnham Lambert from 1986 to 1990, and as a Vice President at Prudential Securities, Inc. from 1982 to 1986. Prior to 1982, Mr. Nolan was an associate at Manufacturers Hanover Trust Company.
Mr. Nolan brings to the board experience in finance, asset management, capital markets and capital management, experience as a senior executive and perspective as an institutional investor.

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PROPOSALS TO BE VOTED ON
Jonathan Seiffer
Age: 50 Position: Director
Jonathan Seiffer has served on our Board since December 2020. Mr. Seiffer currently serves as Senior Partner with Leonard Green & Partners, L.P., a private equity firm which is one of AerSale Corporation’s significant shareholders, which he joined in 1994. Before joining Leonard Green, he worked in corporate finance at Donaldson, Lufkin & Jenrette. Mr. Seiffer currently serves on the boards of Signet Jewelers Limited, Authentic Brands Group, Caliber Collision Centers, Mister Car Wash, SRS Distribution, Mariner Wealth Advisors, Parts Town, West Shore Home and Sun Auto. Mr. Seiffer brings particular knowledge and experience in finance, and broad-based experience in the leadership of distribution businesses.
Mr. Seiffer brings to the board significant strategic leadership, experience in the investment industry and valuable global business perspective.

Richard J. Townsend
Age: 71 Position: Director
Richard J. Townsend has served on our Board since December 2020. Prior to the Business Combination, Mr. Townsend served as the Executive Vice President and Chief Financial Officer of Monocle Acquisition Corporation (“Monocle”; formerly Nasdaq: MNCL), whose business combination with AerSale Corp. was consummated in 2020. Mr. Townsend brings 40 years of knowledge and experience in finance, strategy and operations. Prior to Monocle, Mr. Townsend was a Managing Partner at Rangeley Capital (“Rangeley”), with responsibilities as a Portfolio Manager and Chief Operating Officer from 2008 to 2017, and subsequently as an Advisory Partner. Prior to Rangeley, Mr. Townsend was Executive Vice President and Chief Financial Officer of Loral Space & Communications, Inc. (Nasdaq: LORL) from 1998 to 2007, where he was responsible for all financial aspects of the business. From 1996 to 1998, Mr. Townsend served as the Corporate Controller and Director of Strategy of ITT Industries (NYSE: ITT). Mr. Townsend spent the prior 17 years in various roles in operations and financial Management at IBM (NYSE: IBM), including serving as Controller for EMEA (Europe, Middle East and Africa) in France. Prior to IBM, Mr. Townsend was a mechanical engineer at General Electric’s Nuclear Energy Division (NYSE: GE). Mr. Townsend holds a Bachelor of Science degree in Mechanical Engineering from the University of Michigan, a Master of Science degree in Engineering from the University of California at Berkeley and an MBA from Stanford University.
Mr. Townsend brings to the Board extensive experience as a senior operating and finance executive for large public companies.

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PROPOSALS TO BE VOTED ON
Eric J. Zahler
Age: 71 Position: Director
Eric J. Zahler has served on our Board as the Lead Independent Director since December 2020 and previously served on the Board of Monocle Holdings, Inc. prior to the Merger. Mr. Zahler is a Co-Founder and managing member of Monocle Partners, LLC. Mr. Zahler served as Co-Founder, President and Chief Executive Officer of Monocle Acquisition Corporation (formerly Nasdaq: MNCL), whose business combination with AerSale Corp. was consummated in 2020. He has over 35 years of senior leadership, strategy, operations, and governance experience with aerospace and defense companies. Until 2018, Mr. Zahler was a Co-Founder and Managing Director of Sagamore Capital, a private equity firm pursuing investments in the aerospace and defense, industrial electronics, and selected business service markets. Prior to founding Sagamore Capital. Mr. Zahler was President and Chief Operating Officer of Loral Space & Communications, Inc. for eight years and also served on Loral’s Board of Directors. Mr. Zahler was a senior member of the management of Loral since 1992. Mr. Zahler is a member of the Board of Directors of Maxar Technologies (NYSE: MAXR; TSX: MAXR), a leading global provider of advanced space technology solutions for commercial and government markets. He is also a member of the Board of Directors of Sequa Corporation, a portfolio company of The Carlyle Group, which provides the global airline industry with a broad range of aftermarket services, and is Chairman of the Board of Nexteon Technologies, Inc., a development-stage, private company pursuing opportunities in commercial air traffic management and aircraft navigation and surveillance. Previously, Mr. Zahler served on the board of directors of ExactEarth, Ltd. (TSX: XCT), Actel Corporation (NASDAQ: ACTL), and EasyLink Services Corporation, (NASDAQ: EASY). From 1975 to 1992, Mr. Zahler was an attorney at Fried, Frank, Harris, Shriver & Jacobson, where he was elected Partner in 1983. At Fried, Frank, he represented numerous aerospace and defense companies in all aspects of their interactions with the U.S. government. Mr. Zahler holds a Bachelor of Science degree in mathematics from Yale University and a law degree from Harvard Law School.
Mr. Zahler brings to the Board, leadership and operations experience in executive leadership roles at global public companies, as well as accounting and financial expertise with corporate governance experience.

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PROPOSALS TO BE VOTED ON
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Grant Thornton LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice. In the event that the appointment of Grant Thornton LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of Grant Thornton LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company. Grant Thornton LLP has served as our independent auditor for fiscal years 2020 to 2021.
A representative of Grant Thornton LLP is expected to attend the 2022 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Vote Required
This proposal requires the affirmative vote of a majority of the outstanding shares present at the Annual Meeting online or by proxy and entitled to vote. Abstentions will have the same effect as a vote against the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Grant Thornton LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of AerSale Corporation (the “Company”) for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
AUDIT COMMITTEE
Richard J. Townsend (Chair)
Sai S. Devabhatkuni
Peter Nolan

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Grant Thornton LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:
Fee Category	2021	2020
Audit Fees	$703,000	$640,000
Audit-Related Fees	$17,000	$135,000
Tax Fees	$153,430	$187,000
All Other Fees	$41,000	$111,000
Total Fees	$914,430	$1,073,000
Audit Fees
Audit fees for the fiscal years ended December 31, 2021 and 2020 include fees for the audit of the Company’s consolidated financial statements, the review of interim financial statements included in the Company’s registration statements, consultations concerning financial accounting and reporting standards and statutory audits. Audit fees for the year ended December 31, 2021, also include fees in connection with SEC communications.
Audit-Related Fees
Audit-related fees for the fiscal years ended December 31, 2021 and 2020 include fees related to the Company’s filing of various registration statements.
Tax Fees
Tax fees consist of fees related primarily to tax compliance matters, including international, federal and state tax return preparation, and consultations regarding tax matters.
All Other Fees
All other fees for the fiscal year ended December 31, 2020 include fees paid for due diligence efforts and deconsolidation of a variable interest entity.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Grant Thornton LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Grant Thornton LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. All of the services provided by Grant Thornton LLP in 2021 and 2020 received general pre-approval from our Audit Committee. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence.

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EXECUTIVE OFFICERS
iThe following table identifies our current executive officers:
Name	Age	Position
Nicolas Finazzo(1)	65	Chairman, Chief Executive Officer, Division President, TechOps, and Director
Robert Nichols(2)	65	Vice Chairman, Division President, Asset Management Solutions and Director
Martin Garmendia(3)	47	Chief Financial Officer and Treasurer
Basil Barimo(4)	57	Division President, MRO Services
Craig Wright(5)	54	Division President, Aircraft & Engine Management
Gary Jones(6)	59	Division President, Airframe & Engine Materials
Iso Nezaj(7)	66	Division President, Engineered Solutions and
Charles McDonald(8)	57	Chief Technical Officer and Division President of Heavy MRO Services
James Fry(9)	60	Executive Vice President, General Counsel and Secretary

(1)
See biography on page 8 of this proxy statement.

(2)
See biography on page 8 of this proxy statement.

(3)
Martin Garmendia has served as our Chief Financial Officer since 2018. From 2015 to 2018, he served as our Senior Vice President of Finance and Corporate Controller. From 2006 to 2015, Mr. Garmendia had various roles for NextEra Energy including Senior Director of Corporate Accounting for Florida Power & Light, a power utility company and Controller during the IPO of NextEra Energy Partners (NYSE: NEP). From 2003 to 2006, Mr. Garmendia had various roles for Bacardi USA, Inc., a spirits company, including Finance Manager of the Forecast Budget & Analysis Group. From 2000 to 2003, Mr. Garmendia was a Senior Auditor in the Assurance & Advisory Practice at Deloitte & Touche, LLP, a multinational professional services network and accounting firm. Mr. Garmendia is a Certified Public Accountant in the State of Florida.

(4)
Basil Barimo has served as the Division President. MRO Services for AerSale since December 2019. From January 2019 to December 2019, he was the Chief Executive Officer for AerSale. From 2017 to January 2019, Mr. Barimo was Chief Operating Officer of AerSale. From 2010 to 2017, Mr. Barimo was Executive Vice President of Repair for the NORDAM Group, an aerospace components MRO service provider. From 2003 to 2009, Mr. Barimo was the Vice President of Operations and Safety for Air Transport Association of America, a U.S. trade association and lobbying group. From 2002 to 2003, Mr. Barimo was the Vice President of Operations for Avborne, Inc., a supplier of mid-life aircraft, engines and used serviceable material, and MRO service provider. From 1989 to 2002, Mr. Barimo was the Senior Director of Maintenance Quality Assurance for US Airways, Inc., a commercial airline.

(5)
Craig Wright has served as our Division President, Aircraft & Engine Management since December 2019. From January 2019 to December 2019, he was the President of AerSale Corp. From June 2017 to January 2019, Mr. Wright was Chief Commercial Officer of AerSale Corp. From 2010 to 2017, he was Senior Vice President of Aircraft Leasing for AerSale Corp. From 2006 to 2010, he was Vice President of Fleet for Macquarie AirFinance, a global aircraft leasing company. From 2001 to 2006, Mr. Wright was Director of Corporate Finance for GATX Capital Corp., working in multiple business units including rail/locomotive, IT equipment and aviation finance. From 1990 to 1998, Mr. Wright was a Consulting Engineer for Lin & Associates, Inc., a specialized structural engineering company.

(6)
Gary Jones has served as President of the AerSale Materials Group since 2019. From 1999 through 2019, he was President and Chief Executive Officer of Qwest Air Parts, a supplier and distributor of commercial aviation parts that was acquired by AerSale Corp. in 2019. From 1983 to 1998, Mr. Jones was Vice President of Acquisitions for GE Capital Aviation Services, a commercial aviation financing and leasing company.

(7)
Iso Nezaj has served as our Division President, Engineered Solution since 2017. He also held the title of Chief Technical Officer from December 2019 to March 2022. From 2014 to 2017, Mr. Nezaj was the Senior Vice President of Technical Services for AerSale. From 2010 to 2014, Mr. Nezaj was the Vice President in Technical Services for AerSale. From 2009 to 2010, he was President of Air One Maintenance & Engineering LLC, a maintenance repair operation service provider. From 2000 to 2009, Mr. Nezaj was General Manager of Commercial Jet Inc., a maintenance repair operation service provider. From 1997 to 1999, Mr. Nezaj was Vice President and Chief Operating Officer of Skytrak International Airlines, Inc., a US FAR certified 21 commercial airline. From 1995 to 1997, Mr. Nezaj was Vice President of Engineering for Aeron Equities, Inc., a leasing aviation company. From 1993 to 1994, Mr. Nezaj was Director of Quality Assurance and Engineering for Kiwi International Airlines, Inc., a US FAR certified 121 commercial airline.

(8)
Mr. McDonald was appointed the Chief Technical Officer and Divisional President of Heavy MRO Services for AerSale effective March 11, 2022. Prior to this appointment, Mr. McDonald was employed by AerSale as the Senior Vice President of MRO Services since December 2016.

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EXECUTIVE OFFICERS
Prior to joining AerSale, Mr. McDonald worked as a consultant in the aviation industry from August 2013 to December 2016. Prior to working as a consultant, Mr. McDonald worked for Global Aviation Holdings as its Chief Executive Officer from February 2013 to August 2013 and its President from April 2008 to February 2013. Mr. McDonald also served as the Senior Vice President and Chief Operating Officer for World Airways from May 2004 to April 2008 and Trans Meridian Airlines from December 2001 to May 2004. Prior to these executive positions, Mr. McDonald worked in a variety of aviation positions for over 10 years including Vice President of Maintenance and Engineering, Director of Business Development and Director of Customer and Technical Support for Trans Meridian Airlines, British Aerospace Regional Aircraft and AMR Eagle. Mr. McDonald attended the Spartan College of Aeronautics, the former Chairman of the National Air Carriers Association, an FAA Certified A/P Mechanic, and served in the United States Army.
(9)
Mr. James A. Fry has been the Executive Vice President, General Counsel and Corporate Secretary of AerSale Corporation since January 24, 2022. Prior to joining AerSale, Mr. Fry served as the Vice President, General Counsel and Corporate Secretary for Yellow Corporation from April 2015 to February 2020 and also served in the same capacity for Swift Transportation Company from January 2008 to April 2015. Prior to joining Swift Transportation, and since 1996, Mr. Fry held the positions of General Counsel and Corporate Secretary as well as Corporate Counsel for both private and publicly-traded company aviation companies including Hamilton Aerospace and World Airways. Mr. Fry also worked as an attorney in private practice in Pennsylvania prior to his in-house positions. Mr. Fry is a Schreyer Honors graduate from the Pennsylvania State University and obtained his Juris Doctor from the Temple University School of Law.

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CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines (the Governance Guidelines”), a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee (the “Governance Committee”), Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section of our website at ir.aersale.com, or by writing to our Secretary at our offices at 255 Alhambra Circle, Suite 435, Coral Gables, Florida 33134. The information on our website is not incorporated by reference into, or a part of, this Proxy Statement.
The Company is governed by its Board of Directors. Other than with respect to matters reserved to stockholders, the Board is the ultimate decision-making body of the Company. The Board is responsible for overseeing the Company’s strategy and performance, and protecting stockholder interests and value. Further, the Board is responsible for selecting and overseeing the Company’s executive officers, who set and execute the Company’s business strategy and handle the Company’s day-to-day operations. In carrying out its responsibilities, the Board has created and delegated certain responsibilities to three standing committees:
•
the Audit Committee;

•
the Compensation Committee; and

•
the Governance Committee.

Additional information about these committees and their responsibilities is described under “Committees.”
The Board is committed to maintaining corporate governance practices that maximize stockholder value. To further its commitment, the Board has adopted the Governance Guidelines to provide transparency into the roles and responsibilities of the Board and management and the Board’s governance philosophy and practices, promote functioning of the Board and its committees, describe a common set of expectations on how the Board should perform its functions, and promote effective governance. The Board is responsible for overseeing, counseling, and directing management; ensuring that our long-term interests and the long-term interests of our stockholders are being served; reviewing the major risks facing the Company and helping develop strategies to address those risks; assessing adherence to the Company’s standards and policies; and performing the duties and responsibilities assigned to the Board under the Governance Guidelines and our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws and applicable law, in each case, as amended. The Governance Guidelines speak to a number of different matters including Board responsibilities, management succession planning, director conflicts of interest, director compensation, outside board memberships, the Board’s view on director age and term limits, and director attendance at meetings, among other things. The Governance Guidelines are available in the “Governance” section of our website at ir.aersale.com. The information on our website is not incorporated by reference into, or a part of, this Proxy Statement.
Board Size
Pursuant to our Amended and Restated Bylaws, as amended, the Board of Directors is required to consist of one or more directors and the size of the Board may be increased or decreased at any time by resolutions adopted from time to time by the Board of Directors. Currently, the Board of Directors consists of 9 directors: 7 non-employee directors Sai S. Devabhaktuni, General C. Robert Kehler, Michael Kirton, Peter Nolan, Jonathan Seiffer, Richard J. Townsend and Eric J. Zahler and 2 employee directors Nicolas Finazzo and Robert B. Nichols.
As stated in the Governance Guidelines, the Governance Committee is responsible for periodically reviewing the size of the Board and recommending to the Board any changes it deems appropriate with respect to Board size.

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CORPORATE GOVERNANCE
Board Composition
Selecting qualified individuals to serve as directors is key to the Board’s performance. The Governance Committee is responsible for evaluating qualified potential candidates to serve on the Board, and recommending to the Board for its selection nominees to stand for election as directors at the Company’s annual meeting of stockholders. This responsibility is further described in the Governance Committee’s charter, which is available in the “Governance” section of our website at ir.aersale.com. The information on our website is not incorporated by reference into, or a part of, this Proxy Statement. In evaluating candidates, the Governance Committee and Board consider the qualifications and expertise of director candidates individually and in the broader context of the Board’s overall composition, taking into account any particular needs that the Company may have based on its strategic initiatives, risks, and opportunities. In evaluating individual candidates, the Governance Committee considers many factors, including the personal ethics and values, experience, judgment, and diversity (including, but not limited to, with respect to age, gender, race, place of residence and specialized experience) of the candidates, among other factors. It is the Board’s policy that the Board should reflect diversity of viewpoint, professional experience, education, skill, expertise, industry knowledge, and such other factors as the Governance Committee and Board believe would enhance Board effectiveness.
Director Independence
The Company’s Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”) and the Company uses Nasdaq’s listing standards to determine director independence. Under Nasdaq’s listing standards and the Governance Guidelines, the Board must consist of a majority of independent directors, and the Audit, Governance, and Compensation Committees must consist solely of independent directors Our Board of Directors has determined that Sai S. Devabhaktuni, General C. Robert Kehler, Michael Kirton, Peter Nolan, Jonathan Seiffer, Richard J. Townsend and Eric J. Zahler each qualify as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that Messrs. Kirton and Seiffer are affiliated with one of our significant stockholders. Nicolas Finazzo and Robert B. Nichols are not independent. There are no family relationships among any of our directors or executive officers.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Sai S. Devabhaktuni, General C. Robert Kehler, Richard J. Townsend and

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CORPORATE GOVERNANCE
Eric J. Zahler were initially recommended to serve on our Board by Monocle. Michael Kirton, Peter Nolan and Jonathan Seiffer were initially recommended to serve on our Board by one of our stockholders, Leonard Green.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, AerSale Corporation, 255 Alhambra Circle, Suite 435, Coral Gables, Florida 33134. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Secretary, AerSale Corporation, 255 Alhambra Circle, Suite 435, Coral Gables, Florida 33134.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws, as amended, and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with Mr. Finazzo serving as Chairman of the Board and Chief Executive Officer. Our Board has determined that combining the roles of Chairman of the Board and Chief Executive

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CORPORATE GOVERNANCE
Officer is in the best interests of our Company and its stockholders at this time because it promotes unified leadership by Mr. Finazzo and allows for a single, clear focus for management to execute the Company’s strategy and business plans.
Our Corporate Governance Guidelines provide that whenever the Chair of the Board is also a member of management or is a director that does not otherwise qualify as an independent director, the independent directors may elect a lead director whose responsibilities include, but are not limited to, presiding over all meetings of the Board at which the Chair of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chair of the Board, as appropriate. Currently, Mr. Zahler serves as our Lead Independent Director.
Due to the strong leadership of Mr. Finazzo, coupled with the independent oversight provided by our Lead Independent Director and our independent Board members, our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Our Board of Directors and its committees are responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, including risks relating to the Company’ s credit, liquidity and operations and risks relating to the ongoing COVID-19 pandemic, and oversees the implementation of risk mitigation strategies by management. The Audit Committee is responsible for discussing the Company’ s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’ s exposure to risk is handled, and oversees the management of financial and cybersecurity risks. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’ s executive compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’ s leadership structure.
Code of Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, ir.aersale.com, under “Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics. The information on our website is not incorporated by reference into, or a part of, this Proxy Statement.
Ethics Hotline
The Company maintains an Ethics Hotline to receive confidential complaints, information, suggestions or recommendations concerning the Company, its officers, directors, employees, policies, procedures, employment and business practices, accounting or audit matters, financial reporting or compliance with other Company policies or applicable regulatory or legal requirements. The Ethics Hotline, which is toll-free and also accessible through the Company’s website ethics@aersale.com, permits individuals to identify themselves or remain anonymous at their election. The information on our website is not incorporated by reference into, or a part of, this proxy statement.

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CORPORATE GOVERNANCE
Insider Trading Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy, among other requirements and prohibitions, prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.
Attendance by Members of the Board of Directors at Meetings
During the fiscal year ended December 31, 2021, each director attended at least 90% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which is available on our website at ir.aersale.com in the “Governance” section, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. The information on our website is not incorporated by reference into, or a part of, this Proxy Statement.
Environmental, Social and Governance Focus
A greater focus on environmental, social and governance (ESG) matters is part of our strategy moving forward and we intend to lead efforts to support and incorporate the Global Reporting Initiative (GRI) and the Sustainability Accounting Standards Board (SASB) into our corporate communications and reporting. Overseeing our ESG matters is the responsibility of our Board of Directors. Current Board member and Director Nominee Sai S. Devabhaktuni is an advisory board member at Scepter, Inc., a provider of global-to-local, real time atmospheric monitoring and analysis of pollutants and climate gases to businesses, government organizations and NGOs and is at the epicenter of earth observation and ESG. The Board’s standing committees oversees our ESG focus areas based on the delegated subject matter:
•
In 2022, a new or existing committee will be assigned the responsibility to oversee all aspects of workplace safety, including our culture of safety compliance, human capital, efforts to improve diversity in leadership and our commitment to evaluate and improve on our environmental footprint;

•
Our Nominating and Corporate Governance Committee oversees our governance policies and practices; and

•
The Audit Committee receives reports related to our ethics hotline and oversees the Company’s cybersecurity planning and protection efforts.

At the management level, we have assembled a multidisciplinary team of senior leaders representing legal, communications, human resources, and environmental, health and safety. This group, with input and guidance from other senior business leaders, assesses risks and opportunities related to our ESG focus areas, monitors and implements our ESG strategies, tracks our progress and guides our reporting to stakeholders. This team reports on ESG matters to our Board of Directors on a periodic basis.

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Diversity, Equity, and Inclusion
AerSale believes our success and the success of our employees depends on a commitment to fostering a diverse and inclusive culture that supports growth and development, along with the diverse skills needed to innovate. The current composition of our Board includes an individual of Asian ethnicity and we have set a goal to increase representation of women on the Board and in other leadership roles. Although our Board presently does not have a female member, it is our goal to add a female Board member within the next few months. We are also focused on increasing the number of women in other leadership roles in 2022. We routinely analyze the composition of our workforce along with our employment needs, the incentive and compensation packages we offer applicants, and the market for diverse talent to meet these goals.

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COMMITTEES OF THE BOARD
Our Board has established three standing committees  —  Audit, Compensation and Nominating and Corporate Governance  —  each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees and committee Chairpersons are set forth in the following chart.
Name	Audit	Compensation	Nominating and Corporate Governance
Sai S. Devabhaktuni	X		X
General C. Robert Kehler		X
Peter Nolan	X		X
Jonathan Seiffer		Chair	Chair
Richard J. Townsend	Chair
Eric Zahler		X
Audit Committee
Our Audit Committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•
reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
considering and discussing with management our code of business conduct and ethics;

•
discussing our risk assessment and risk management policies, including but not limited to, with respect to cybersecurity;

•
establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•
meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;

•
reviewing and approving or ratifying any related person transactions; and

•
preparing the audit committee report required by the SEC rules (which is included on page 14 of this proxy statement).

The Audit Committee charter is available on our website at ir.aersale.com. The information on our website is not incorporated by reference into, or a part of, this Proxy Statement. The members of the Audit Committee are Messrs. Devabhaktuni, Nolan and Townsend. Mr. Townsend serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Messrs. Devabhaktuni, Nolan and Townsend is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Mr. Townsend qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.

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COMMITTEES OF THE BOARD
The Audit Committee met eight times during fiscal 2021.
Compensation Committee
Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
•
reviewing and setting, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;

•
overseeing and administering our cash and equity incentive plans;

•
reviewing and making recommendations to the Board of Directors with respect to director compensation;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;

•
preparing the annual compensation committee report, to the extent required by SEC rules; and

•
reviewing and approving all employment agreements and severance arrangements for the executive officers of the Company.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at ir.aersale.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The information on our website is not incorporated by reference into, or a part of, this Proxy Statement. In 2020, the Compensation Committee engaged Meridian Compensation Partners, a compensation consulting firm (“Meridian”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Meridian comparing our compensation to that of a group of peer companies within our industry and met with Meridian to discuss our executive and non-employee director compensation and to receive input and advice. Meridian reported directly to the Compensation Committee. In consideration of the restrictions and limitations imposed by the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) on the ability of the Company to substantively revise its current compensation program through 2022, the Compensation Committee decided to maintain the benchmark information previously provided by Meridian and to use that analysis in evaluating, analyzing and recommending compensation metrics for fiscal year 2022. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Meridian and has determined that Meridian’s work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in, and subject to the terms of, our equity plans.
The members of our Compensation Committee are General Kehler and Messrs. Seiffer and Zahler. Mr. Seiffer serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and General Kehler and Mr. Zahler each qualify as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met once during 2021.

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COMMITTEES OF THE BOARD
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•
identifying individuals qualified to become board members;

•
recommending to the Board of Directors the persons to be nominated for election as directors and to each board committee;

•
developing and recommending to the Board of Directors corporate governance guidelines; and

•
overseeing evaluations of the Board of Directors.

The Nominating and Corporate Governance Committee charter is available on our website at ir.aersale.com. The information on our website is not incorporated by reference into, or a part of, this Proxy Statement.
The members of our Nominating and Corporate Governance Committee are Messrs. Devabhaktuni, Nolan and Seiffer. Mr. Seiffer serves as the Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met once during 2021.

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EXECUTIVE AND DIRECTOR COMPENSATION
The following disclosure concerns the compensation of our named executive officers and directors for the fiscal years ended December 31, 2020, and December 31, 2021.
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2021, our “named executive officers” and their positions were as follows:
•
Nicolas Finazzo — Chairman, Chief Executive Officer and Division President, TechOps;

•
Robert B. Nichols — Vice Chairman and Division President, Asset Management Solutions; and

•
Gary Jones — Division President Airframe and Engine Materials

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt following the completion of the Business Combination may differ materially from the currently planned programs summarized in this discussion.
Financial Highlights
AerSale had a strong financial performance in Fiscal 2021 considering the challenges presented by the COVID-19 pandemic. Revenue was approximately $340.4 million, up 62.9% year-over-year, net income was approximately $36.1 million, up 346.2% year-over-year, Adjusted Net Income was $63.6 million, up 164.9% year over year, and adjusted EBITDA was $89.3 million, which is an increase of 73.2% year-over-year.
For a definition of Adjusted Net Income and Adjusted EBITDA and a reconciliation of these non-GAAP financial measures to the closest comparable GAAP financial measure, see Appendix A.
Coronavirus aid, relief, and economic security act (CARES Act) and compensation
Certain of our subsidiaries received $16.4 million from the U.S. Treasury Department (“Treasury Department”) through the Payroll Support Program under the CARES Act, of which $12.7 million was received prior to December 31, 2020, and the remaining amount was received during the first quarter of 2021. As part of the Payroll Support Extension Law, we entered into an agreement with the Treasury Department on March 4, 2021, and received relief funds of $5.5 million during 2021. Pursuant to the American Rescue Plan Act of 2021, we entered into an agreement with the Treasury Department on April 16, 2021, and received relief funds of an additional $5.5 million during 2021. In connection with the financial assistance we have received under the Payroll Support Program, we are required to comply with certain provisions of the CARES Act, including the requirement that funds provided pursuant to the Payroll Support Program be used exclusively for the continuation of payment of employee wages, salaries and benefits. In addition, we are subject to provisions limiting the payment of certain employee compensation through April 1, 2023. These compensation restrictions impacted numerous executive compensation decisions made in fiscal 2021. Moreover, the Company is subject to provisions prohibiting the repurchase of common stock and the payment of common stock dividends through September 30, 2022.
Executive Compensation Highlights
When setting compensation, including compensation incentives, for 2021, the Board and the Compensation Committee took into account certain unique circumstances, including the impact of the COVID-19 pandemic, the limitations on executive compensation imposed by the Company’s acceptance of CARES Act funding and the related difficulty in setting long-term goals, as well as the difficulty in setting multi-year targets given the general uncertainty surrounding economic conditions. The Committee determined that a one-year, temporary, reprieve from a change in the total compensation for the NEOs as set forth in their respective offer letters, including

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performance metrics that were established in the offer letters, was appropriate given the impact of COVID-19 and the restrictions related to the Company’s use of CARES Act funding.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2021, and December 31, 2020.
Name and Principal Position($)	Year	Salary ($)	Bonus ($)(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Nicolas Finazzo Chairman, Chief Executive Officer and Division President, TechOps	2021	1,005,769		$0	280,000	61,780	1,347,549
	2020	500,000			785,000	52,515	1,337,515
Robert Nichols Vice Chairman and Division President Asset Management Solutions	2021	500,000		$0	790,000	51,948	1,341,948
	2020	500,000			790,000	45,051	1,335,051
Gary Jones Division President Engineered Airframe and Engine Materials	2021	350,000		$0	350,000	27,273	727,273
	2020	318,269	14,583		175,000	18,665	526,517

(1)
Reflects retention bonus paid to Mr. Jones in 2020.

(2)
The amounts included in the “Stock Awards” column reflect the aggregate grant date fair value of performance-based restricted stock units awarded to the NEOs as computed in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions regarding the restricted stock unit awards, see Note O to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC. Please also see the “2021 PSU Awards” table under “Equity Compensation” below for further information.

(3)
Reflects the amounts of the annual performance-based bonuses paid to each named executive officer with respect to 2021 pursuant to his offer letter and Messrs. Finazzo and Nichols each also being subject to restrictions and limitation imposed by the CARES Act. Please see “2021 Bonuses” and “Equity Compensation” below for further information on these payments.

(4)
Amounts for 2021 reflect (i) insurance premiums paid by us on behalf of Messrs. Finazzo, Nichols and Jones of  $17,557.00, $13,166.00, $10,115.00, respectively, (ii) car allowances paid to Messrs. Finazzo and Nichols of  $18,020.00 and $19,724.00, respectively, (iii) gross-ups paid to Messrs. Finazzo and Nichols of  $17,503 and $10,358.00 in connection with their company-paid insurance premiums and (iv) an $8,700.00 fully vested matching contribution made by us to Messrs. Finazzo’s and Nichols’ 401(k) plan accounts, and a $8,550.00 fully vested matching contribution made by us to Mr. Jones’ 401(k) plan account. For additional information on these payments, please see “Other Elements of Compensation” below.

The Compensation Committee believes that total compensation opportunities for the Company’s key executives, including the named executive officers, should be competitive with those offered by other companies competing for talent in the Company’s employment market.
The goal of the Compensation Committee is to assemble a set of peer group companies that provide relevant pay and performance comparisons with the Company.
Base Salary
Our named executive officers receive an annual base salary to compensate them for the performance of services rendered to us each year. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting his or her skill set, experience, role and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.

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EXECUTIVE AND DIRECTOR COMPENSATION
The base salaries for each of our named executive officers were originally established in their respective offer letters described below.
The actual salaries paid to each named executive officer for 2021 are set forth above in the Summary Compensation Table in the column entitled “Salary.”
2021 Bonuses
Pursuant to their respective offer letters, each of our named executive officers is eligible to earn an annual cash incentive bonus based on Company and individual achievement of performance targets established by our Board in its discretion. Each named executive officer is eligible to earn a target bonus amount, which reflects a percentage of his annual base salary. Messrs. Finazzo and Nichols are entitled to receive an incentive cash award of 100% of their base salaries and Mr. Jones is entitled to receive an incentive cash award of 50% his base salary. For 2021, the cash incentive awards were contingent on the Company achieving certain Adjusted EBITDA metrics. In order for any of the NEOs to receive a cash incentive, the Company had to achieve a minimum Adjusted EBITDA of $76 million for fiscal 2021 (“Target Adjusted EBITDA”). The Company achieved an Adjusted EBITDA of $89.3 million and the cash awards set forth in the table below were made to each of the NEOs based upon the Company exceeding Target Adjusted EBITDA and taking into consideration individual performance.
	2021 Bonus Paid	Target(1)	Actual Achievement(1)(2)
Nicolas Finazzo	$280,000	100%	28.1%
Robert B. Nichols	$790,000	100%	158%
Gary Jones	$350,000	50%	100%

(1)
Represents a percentage of base salary subject to adjustment based on individual performance.

(2)
Percentages paid to Messrs. Finazzo and Nichols limited due to CARES Act limitations.

As a consequence of the CARES Act limitations, even though the Company met and exceeded the Target Adjusted EBITDA, and each named executive officer was entitled to receive the target percentage as set forth in the 2021 Bonuses table above, bonus payments to Messrs. Finazzo and Nichols were limited to the amounts set forth in the 2021 Bonus Paid column due to the CARES Act limitations on executive compensation.
Equity Compensation
In connection with the 2020 Business Combination, we adopted the 2020 Equity Incentive Plan in order to facilitate the grant of cash and equity incentives to our directors, employees (including the named executive officers) and consultants and to enable us to obtain and retain services of these individuals, which is essential to our long-term success. The 2020 Equity Incentive Plan became effective upon the consummation of the Business Combination. In consideration of the unique challenges imposed by the COVID-19 environment and compensation limits imposed by the CARES Act, the Compensation Committee determined that, other than the 2021 Incentive Equity Awards described below, the NEO’s would not receive a grant of equity for Fiscal 2021.
A long-term incentive program (“LTIP”) was implemented as part of the Business Combination in order to align the interests of management with those of shareholders, and to incentivize the executive management team based on Company performance. Accordingly, on February 24, 2021, our named executive officers were granted long term equity grants in the form of performance restricted stock units (“PSU”) under the 2020 Equity Incentive Plan in order to promote retention and incentivize such individuals to achieve long-term business objectives of the post-combination company (collectively, the “2021 Incentive Equity Awards”). Each PSU converts into one share of Company common stock upon becoming fully vested. The vesting of the 2021 Incentive Equity Awards granted is contingent upon the Company achieving specific growth targets that exceed those of its more established publicly traded peers. If the performance objectives are not met, all 2021 Incentive Equity

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Awards granted are forfeited. If the performance metrics are achieved, the Board also added a retention condition to the 2021 Incentive Equity Awards and required that in addition to the Company achieving pre-established Adjusted EBITDA performance metrics, an additional two-year service contingency is required in order for the PSUs to vest.
The performance condition for the 2021 Incentive Equity Awards requires that the Company meet a cumulative Adjusted EBITDA target range of $88 million to $96.8 million over an eighteen (18) month period commencing on October 1, 2020, and ending March 31, 2022 (“Equity Performance Conditions”). If the Equity Performance Conditions are met, each of the NEOs are entitled to an award of PSUs which, upon fully vesting, entitles the holder to one share of common stock ranging from 100% of the NEO’s target number of shares if the Company achieves $88 million in Adjusted EBITDA, pro-rated up to a maximum of 200% of the NEOs target number of shares if the Company achieves or exceeds $96 million in Adjusted EBITDA. The target number of PSUs for each of Messrs. Finazzo, Nichols and Jones based upon a minimum Adjusted EBITDA achievement of $88 million are 600,000, 375,000, and 100,000 PSUs respectively (“NEO Target Number”). To the extent such Equity Performance Conditions are met, a service contingency must also be satisfied in order for the PSUs to vest. Such service condition provides that 1/3 of such PSUs will vest on December 22, 2022, and 2/3 of such PSUs will vest on December 22, 2023, subject to the executive’s continued service through such dates.
As of March 31, 2022, the Company achieved an 18- month cumulative Adjusted EBITDA of $122.5 million which exceeded the Equity Performance Conditions for the 2021 Incentive Equity Award. Accordingly, on March 31, 2022, Messrs. Finazzo, Nichols and Jones were determined to have met the performance conditions associated with the grants of PSUs and received 200% of their NEO Target Number, with the PSUs vesting 1/3 on December 22, 2022, and 2/3 on December 22, 2023, subject to the executive’s continued service through such dates.
2021 PSU Awards
The following table reflects the grant of PSUs to each of the NEOs:
	Equity Grant Date Fair Value(1)	Target Achieved	Performance Stock Units Granted(2)
Nicolas Finazzo	$0	200%	1,200,000
Robert B. Nichols	$0	200%	750,000
Gary Jones	$0	200%	200,000

(1)
Pursuant to FASB ASC 718, the fair value of the award of the performance stock unit equity grant as of the February 24, 2021 grant date was $0 because both the performance vesting and the service vesting requirements of the grant were contingent at the time of the grant and determination made at the time of grant that the performance requirement was not likely to be satisfied. The aggregate grant date fair value assuming the highest level of performance conditions would be achieved was $12,888,000, $8,055,000 and $2,148,000 for Messrs. Finazzo, Nichols and Jones, respectively.

(2)
1/3 to vest on December 22, 2022 and 2/3 to vest on December 22, 2023 subject to the executives continued service through the vesting dates. The number of PSUs represent the total number of PSUs at the grant date assuming the highest level of performance conditions would be achieved. Each PSU converts into one share of common stock upon vesting.

In connection with the Business Combination, we also adopted the 2020 Employee Stock Purchase Plan in order to provide an opportunity for our employees and our designated subsidiaries to purchase shares of our common stock, and to enable us to obtain and retain services of these employees, which is essential to our long-term success. The 2020 Employee Stock Purchase Plan became effective upon the consummation of the Business Combination, with the commencement of the first offering period under the 2020 Employee Stock Purchase Plan to be determined by the plan administrator.
Other Elements of Compensation
In 2021, our employees, including its named executive officers, participated in health and welfare plans providing health benefits, flexible spending accounts, short-term and long-term disability insurance and basic

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life and accidental death and dismemberment insurance. In 2021, we paid the full amount of the premiums on behalf of Messrs. Finazzo and Nichols for their health, life and long-term disability insurance and fifty percent of the health insurance premiums on behalf of their covered dependents, and paid 51% percent of the premiums for Mr. Jones’ health, life and long-term disability insurance coverage, and 0% percent of the premiums for his covered dependents’ health insurance coverage. For 2021, the aggregate amount of premiums we paid on behalf of Messrs. Finazzo, Nichols and Jones were equal to $17,557.00, $13,166.00 and $10,115.00, respectively. Messrs. Finazzo and Nichols also received tax gross-ups of $17,503.00 and $10,358.00, respectively, in respect of their company-paid health insurance premiums.
In addition, we also maintain a 401(k) retirement savings plan to allow eligible employees, including its named executive officers, to defer up to three percent of their annual compensation on a pre-tax basis through contributions to the 401(k) plan. In 2021, we made discretionary matching contributions of $8,700 to each Messrs. Finazzo’s and Nichols’ 401(k) plan accounts and $8,550 to Mr. Jones’ 401(k) plan account.
In 2021, Messrs. Finazzo and Nichols received car allowances of $18,020.00 and $19,724.00, respectively.
Outstanding Equity Awards at Fiscal Year-End
Name	Equity Incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(1)	Equity Incentive plan awards Market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Nicolas Finazzo	1,200,000	$21,288,000
Robert Nichols	750,000	$13,305,000
Gary Jones	200,000	$3,548,000

(1)
PSUs become earned based on the achievement of specified EBITDA targets over the 18-month period from October 1, 2020 — March 31, 2022. 1/3 of such PSUs will vest on December 22, 2022, and 2/3 of such PSUs will vest on December 22, 2023, subject to the executive’s continued service through such dates. The number of PSUs represent the total number of PSUs at the grant date assuming the highest level of performance conditions achieved. Each PSU converts into one share of common stock upon vesting.

(2)
Market value based upon a closing price of AerSale stock on December 31, 2021, of  $17.74.

Offer Letters
We entered into offer letters with each of our named executive officers, effective December 23, 2020, providing for their at-will employment with us and their continued annual base salary rates and target bonus opportunities. Certain offer letters, including those for Messrs. Finazzo and Nichols, provide that the executive’s compensation may be restricted as a result of the executive compensation limits imposed by the CARES Act. The offer letters also provide that each named executive officer will be eligible to participate in the AerSale Corporation Severance Plan, as described below.
Executive Severance Plan
In connection with the Closing, we adopted an executive severance plan, pursuant to which certain of our key employees (including Messrs. Finazzo, Nichols and Jones) will be entitled to certain severance benefits in the event of a qualifying termination of employment (the “Severance Plan”).
The Severance Plan provides that, in the event that an executive’s employment is terminated without “cause” (other than because of death or disability) or by the named executive officer for “good reason,” then the named executive officer will be entitled to the following compensation and benefits, subject to his or her execution of a release of claims: (1) continued payments of the executive’s base salary for a number of years equal to the executive’s “Severance Multiple”; (2) a prorated annual bonus, based on actual performance; (3) continued medical and welfare benefits for the named executive officer and his or her spouse and dependents for a number

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EXECUTIVE AND DIRECTOR COMPENSATION
of years equal to the executive’s Severance Multiple; and (4) if the executive is at the Senior Vice President level or above and has been employed by us for at least three years, full vesting of outstanding equity awards (with any performance-based equity awards vesting based on actual performance through the end of the applicable performance period(s)). With respect to our named executive officers, Messrs. Finazzo’s and Nichols’ Severance Multiple is three, and Mr. Jones’ Severance Multiple is two.
The Severance Plan further provides that, in the event that a named executive officer’s employment is terminated without “cause” (other than because of death or disability) or by the named executive officer for “good reason,” in each case within one year following a change in control, in lieu of the compensation and benefits described above, the named executive officer will instead be entitled to the following compensation and benefits, subject to his or her execution of a release of claims: (1) severance pay in an amount equal to the executive’s Severance Multiple times the sum of the named executive officer’s annual base salary and annual target bonus (or, if the named executive officer does not have an annual target bonus, the average of the annual cash bonuses paid to the named executive officer in the three calendar years preceding the year of termination); (2) a prorated annual bonus, based on actual performance; (3) if the executive is at the Senior Vice President level or above and has been employed by us for at least three years, full vesting of outstanding equity awards (with any performance-based equity awards vesting based on actual performance through the end of the applicable performance period(s)); and (4) continued medical and welfare benefits for the named executive officer and his or her spouse and dependents for a number of years equal to the executive’s Severance Multiple.
Under the Severance Plan, if a named executive officer’s employment is terminated because of death or disability, then the executive (or his or her estate) will be entitled to receive (1) a prorated annual bonus, based on actual performance, and (2) if the executive is at the Senior Vice President level or above and has been employed by us for at least three years, full vesting of outstanding equity awards (with any performance-based equity awards vesting based on actual performance).
For purposes of the Severance Plan, a named executive officer may be terminated for “cause” if the named executive officer (1) is charged with (x) a felony, or (y) a misdemeanor relating to our business or involving moral turpitude; (2) willfully fails to substantially perform his or her duties with course of carrying out his or her duties, or (y) any act of material dishonesty involving his or her employment with us (including, without limitation, fraud, misappropriation, or embezzlement); (4) materially breaches any written agreement with us or our affiliates; (5) materially violates our Code of Conduct or other applicable policies; or (6) fails to reasonably cooperate with a material internal investigation by the Company regarding any corporate conduct, misconduct, wrongdoing or illegal conduct. For purposes of the Severance Plan, a named executive officer may terminate such named executive officer’s employment for “good reason” if (A) we materially breach a written agreement with the named executive officer; (B) there is a reduction in the named executive officer’s base salary (excluding across-the-board reductions that apply to similarly situated executives); (C) there is a change in the named executive officer’s principal place of employment of more than 40 miles, which increases the named executive officer’s one-way commute; or (D) there is a material adverse change in the named executive officer’s positions or duties. In addition, within the 12- month period following a change in control, a named executive officer may also terminate such named executive officer’s employment for “good reason” if there is any reduction in the named executive officer’s target annual bonus or target long-term incentive opportunity from the target level in effect immediately prior to the change in control.
The Severance Plan also contains restrictive covenants applicable to the named executive officers, including a perpetual confidentiality covenant; a non-compete that applies during employment and for a number of years thereafter equal to the Severance Multiple; a non-solicit of our employees, clients, customers, suppliers, consultants, or other business relations that applies during employment and for two years thereafter; and a perpetual non-disparagement covenant.
Under the Severance Plan, any of the following events would generally constitute a “change in control” (excluding the Business Combination and any transactions with Monocle, Leonard Green & Partners, L.P., and their respective Affiliates):

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EXECUTIVE AND DIRECTOR COMPENSATION
•
an acquisition by any individual, entity, or group of beneficial ownership of more than 50% of AerSale’s then outstanding shares of common stock or combined voting power of then outstanding voting securities entitled to vote generally in the election of directors;

•
during any period of 12 months, a change in the composition of a majority of our Board that is not supported by two-thirds of the incumbent directors (excluding for this purpose any directors that are initially elected or nominated as a result of an actual or threatened election contest or proxy contest);

•
a merger or consolidation of our company with any other company, other than a transaction that would result in our voting securities outstanding immediately prior to the transaction continuing to represent more than 50% of the combined voting power of the voting securities of our or the surviving entity outstanding immediately after the transaction;

•
the sale, transfer, or other disposition of all or substantially all our assets and our subsidiaries’ assets (taken as a whole); or

•
the date of a complete liquidation or dissolution of our company.

In the event that any payments made in connection with a change in control or termination would be subjected to the excise tax imposed by Section 4999 of the Code, the payments to the named executive officers would be reduced to the maximum amount that can be paid under the Code without the imposition of an excise tax under Section 4999 of the Code, but only if such reduction provides a higher benefit on an after-tax basis to the named executive officers.
Director Compensation
Name	Fees earned or paid in cash ($)	Stock awards ($)(1)(2)	Total ($)
Eric Zahler, Lead Independent Director(3)	$75,000	$60,000	$135,000
Rich Townsend(4)	$75,000	$60,000	$135,000
Peter Nolan	$50,000	$60,000	$110,000
Sai Devabhaktuni	$50,000	$60,000	$110,000
General C. Robert Kehler	$50,000	$60,000	$110,000
Jonathan Seiffer(5)	$0	$0	$0
Michael Kirton(5)	$0	$0	$0

(1)
These amounts reflect the aggregate grant date fair value of restricted stock unit awards granted in fiscal year 2021 in accordance with ASC Topic 718. For additional information on the valuation assumptions regarding the restricted stock unit awards, see Note O to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC.

(2)
As of December 31, 2021, there were no outstanding unvested restricted stock unit awards to non-employee directors.

(3)
Includes $25,000 in fees for service as Lead Independent Director.

(4)
Includes $25,000 in fees for service as Chair of the Audit Committee.

(5)
Any directors affiliated with Leonard Green waived their right to any form of Board compensation.

Messrs. Finazzo and Nichols, who serve as both executive officers and directors, did not receive any additional compensation for their service on our Board.
Effective February 23, 2021, and as amended and restated on February 8, 2022, we adopted a non-employee director compensation policy that is applicable to each of our non-employee directors other than those affiliated with Leonard Green. Pursuant to this policy, each eligible nonemployee director will receive an annual cash retainer of $50,000, paid quarterly in arrears. The director serving as the lead independent of the Board will receive an additional cash retainer of $25,000 and the chairperson of the audit committee will receive an additional cash retainer of $25,000. In addition, eligible directors are granted an annual restricted stock unit

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EXECUTIVE AND DIRECTOR COMPENSATION
award that has a grant date value of $60,000 (with prorated awards made to directors who join on a date other than the annual award date), which will generally vest in full on the first anniversary of the grant date, subject to the director’s continued service through the applicable vesting date.
Pursuant to the policy, we also granted an award of 6,000 restricted stock units on February 24, 2021, to each director serving on our Board on such date in recognition of their services in connection with the Business Combination. Such awards vested on the first anniversary of the closing date of the Business Combination, December 22, 2021. On February 8, 2022, the non-employee directors of the Board also received an annual grant of 4,070 restricted stock units that, pursuant to the amended and restated non-employee director compensation policy, had a grant date value of $60,000.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 22, 2022, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power.
Applicable percentage ownership is based on 51,688,057 shares of common stock outstanding as of April 22, 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 22, 2022, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage
Directors and Officers
Nicolas Finazzo	2,932,249(2)	5.7%
Robert B. Nichols	2,828,886(3)	5.5%
Gary Jones	1,252(4)	*
Eric J. Zahler	1,998,219(5)(6)	3.9%
Sai S. Devabhaktuni	1,998,219(5)(6)	3.9%
Richard J. Townsend	1,998,219(5)(6)	3.9%
C. Robert Kehler	21,000	*
Jonathan Seiffer	27,984,740(7)	54.2%
Peter Nolan	6,000(8)	*
Michael Kirton	27,984,740(7)	54.2%
All Directors and Officers as a Group (16 individuals)	35,933,674	69.5%
Green Equity Investors CF, L.P., Green Equity Investors Side CF, L.P., LGP Associates CF LLC, GEI Capital CF, LLC, Leonard Green & Partners, L.P., LGP Management, Inc., Peridot Coinvest Manager LLC	27,984,740(7)	54.2%
George P. Bauer Revocable Trust, dated 7/20/1990 and Greg P. Bauer	2,858,202(9)	5.5%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following individuals is 255 Alhambra Circle, Suite 435, Coral Gables, Florida 33134.

(2)
Represents: (a) 2,932,249 shares of our common stock held by Enarey, L.P. Nicolas Finazzo is the sole member and manager of Enarey, LLC, the sole general partner of Enarey, L.P. Accordingly, all of the shares held by Enarey, L.P. may be deemed to be beneficially held by Mr. Finazzo. Mr. Finazzo disclaims beneficial ownership of such securities; and (b) 2,932,249 shares of our common stock owned directly by Mr. Finazzo. Excludes 1,200,000 performance share units (“PSUs”) that will vest 1/3 on December 22, 2022, and 2/3 on December 22, 2023.

(3)
Represents: (a) 2,828,886 shares of our common stock held by ThoughtValley LLP. Robert B. Nichols is the sole member and manager of ThoughtValley, LLC, the sole general partner of ThoughtValley LLP. Accordingly, all of the shares held by ThoughtValley LLP may be deemed to be beneficially held by Mr. Nichols. Mr. Nichols disclaims beneficial ownership of such securities; and (b) 2,828,886 shares of our common stock held directly by Mr. Nichols. Excludes 750,00 PSUs that will vest 1/3 on December 22, 2022, and 2/3 on December 22, 2023.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(4)
Excludes 200,00 PSUs that will vest 1/3 on December 22, 2022, and 2/3 on December 22, 2023.

(5)
Represents shares of our common stock held by Monocle’s sponsor, Monocle Partners, LLC (the “Sponsor”). Eric J. Zahler, Sai S. Devabhaktuni, and Richard J. Townsend are managers of the Sponsor. Accordingly, all of the shares held by the Sponsor may be deemed to be beneficially held by Messrs. Zahler, Devabhaktuni, and Townsend. Each of Messrs. Zahler, Devabhaktuni, and Townsend disclaims beneficial ownership of such securities. The address for Monocle Partners, LLC is 750 Lexington Avenue, Suite 2675, New York, New York 10022.

(6)
Represents (a) 1,368,385 shares of our common stock held by the Sponsor, (b) 623,834 shares of our common stock issuable upon the exercise of 623,834 Private Warrants held by the Sponsor with an exercise price of  $11.50 per share, and (c) 6,000 shares of common stock held by each of Messrs. Zahler, Devabhaktuni, and Townsend individually. Excludes 4,070 restricted stock units held by each of Messrs. Zahler, Townsend and Devabhaktuni that vest on February 8, 2023.

(7)
Represents shares of our common stock held by Green Equity Investors CF, L.P., Green Equity Investors Side CF, L.P., LGP Associates CF LLC, GEI Capital CF, LLC, Leonard Green & Partners, L.P., LGP Management, Inc., and Peridot Coinvest Manager LLC (collectively, the “Green Funds”). Voting and investment power with respect to the shares held by the Green Funds is shared. Voting and investment power may also be deemed to be shared with certain affiliated entities and investors of such persons. Messrs. Seiffer and Kirton may be deemed to share voting and investment power with respect to such shares due to their positions or relationships with affiliates of the Green Funds, and each disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Each of the foregoing entities’ and individuals’ address is c/o Leonard Green & Partners, L.P., 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025. Information included in this footnote is derived from a Schedule 13D/A filed on October 26, 2021.

(8)
The address for Mr. Nolan is c/o Nolan Capital, Inc., 58 11th Street, Hermosa Beach, CA 90254. Consists of 6,000 shares of our common stock and excludes 4,070 restricted stock units that vest on February 8, 2023.

(9)
Represents 2,125,000 shares of our common stock and 733,202 shares of our common stock issued upon the cashless exercise of Warrants held by the George P. Bauer Revocable Trust, dated 7/20/1990 (the “Bauer Trust”). George P. Bauer is the trustee and beneficiary of the Bauer Trust and has sole power to vote or direct the vote, and to dispose or direct the disposition, of 2,858,202 shares of our common stock owned by the Bauer Trust. The address for the Bauer Trust and George P. Bauer is 499 Silvermine Rd, New Canaan, Ct 06840. Information included in this footnote is derived from a Schedule 13D/A filed on December 28, 2021.

Delinquent Section 16(a)
Reports Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2021, other than with respect to the following forms that were inadvertently filed late: one Form 4 for each of Messrs. Craig Wright, Martin Garmendia, Basil Barimo and Iso Nezaj with respect to five transactions; one Form 4 for Mr. Robert Nichols with respect to four transactions; two Forms 4 for Mr. Nicolas Finazzo with respect to four and three transactions, respectively; one Form 4 for the Green Funds with respect to 9 transactions; one Form 4 for Mr. Jonathan Seiffer with respect to 3 transactions; and one Form 4 for Mr. Michael Kirton with respect to three transactions.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our finance department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Financial Officer is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2020, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”
AerLine Arrangements
The Company determined that AerLine Holdings, Inc. (“AerLine”) was a VIE that the Company was required to consolidate as it was deemed the primary and sole beneficiary. AerLine is beneficially owned by our Chairman, Chief Executive Officer and Division President, TechOps, Nicolas Finazzo and Vice Chairman and Division President, Asset Management Solutions, Robert B. Nichols. Effective August 31, 2018, AerLine sold the customer relationships of its operating company, XTRA Airways, in consideration for a 9.99% interest in the buyer (“Buyer”), at which point AerLine ceased to meet the consolidation criteria as a VIE under U.S. GAAP and ceased operations. In a separate transaction where the Buyer was acquired, the 9.99% interest held by AerLine in the Buyer rolled over to a larger holding company (“Investee”) in exchange for 3.85% of its membership interest. Messrs. Finazzo and Nichols each hold a 50% interest in AerLine.
In 2018, a portion of the balances due to the Company from AerLine was forgiven in exchange for the right to all proceeds received from AerLine related to the sale of its interest. The primary interest held by AerLine is the equity interest in the Investee. On November 10, 2021, AerLine transferred its ownership interest to the Company in settlement of amounts owed to the Company. As a result, the $5.4 million balance due from AerLine was reclassified to Investment on the Company’s Consolidated Balance Sheet.
There were no amounts due from AerLine as of December 31, 2021, and $5.9 million was due as of December, 31, 2020. The balance due from AerLine as of December 31, 2020, was presented in the

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Consolidated Balance Sheet as due from related party, of which $0.5 million is presented as a current asset, while $5.4 million was presented as a long- term asset.
Based on the deterioration of the Investee’s financial condition noted by the Company in the fourth quarter of 2021, the Company recognized an unrealized loss on the investment of $5.4 million during the three month period ended December 31, 2021. This loss is reflected on the Consolidated Statement of Operations in the unrealized loss on investment line.
Monocle Acquisition Corporation Relationships
Founder Shares
In September 2018, Cowen Investments II LLC (“Cowen”) and Monocle Partners, LLC (the “Sponsor” and, together with Cowen, the “Founders”) purchased 5,750,000 shares of Monocle (the “Founder Shares”) for an aggregate price of $25,000. The Sponsor and Cowen purchased 5,390,625 and 359,375 Founder Shares, respectively.
In November 2018, the Sponsor transferred to Monocle’s independent directors an aggregate of 45,000 Founder Shares for an aggregate purchase price of $195. On November 19, 2018, the Sponsor and Cowen forfeited to Monocle, for no consideration, 1,437,500 Founder Shares, of which the Sponsor forfeited 1,347,656 Founder Shares and Cowen forfeited 89,844 Founder Shares. As a result, the Founders now hold 4,312,500 Founder Shares, of which the Sponsor owns 3,997,969 Founder Shares and Cowen owns 269,531 Founder Shares.
Effective at the Closing, the Founders forfeited 3,470,312 Founder Shares and an aggregate of 700,000 Founder Shares were subject to vesting, half of which vested and the other half of which were to vest at such time as our common stock price was greater than $15.00 per share for any period of 20 trading days out of 30 consecutive trading days, or upon the occurrence of certain liquidity events on or prior to the fifth anniversary of the date of the Amended and Restated Founder Shares Agreement, half of which were to vest if the consideration associated with such liquidity event was greater than $13.50 and the other half of which were to vest if the consideration associated with such liquidity event was greater than $15.00. Unvested Founder Shares that did not vest on or prior to the fifth anniversary of the Closing Date would be forfeited. As a result of the common stock price target being met, the unvested Founder Shares have vested in full.
Administrative Services Agreement Monocle entered into an agreement whereby, commencing on February 7, 2019 through the earlier of Monocle’s consummation of a Business Combination and its liquidation, to pay an affiliate of the Sponsor a total of $10,000 per month for office space and general and administrative services. For the year ended December 31, 2020, Monocle incurred $120,000 in fees for these services.
Director and Officer Indemnification and Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

AerSale, Inc. | 39

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 255 Alhambra Circle, Suite 435, Coral Gables, Florida 33134 in writing not later than January 2, 2023.
Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws, as amended. Our Amended and Restated Bylaws, as amended, require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.
Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than February 15, 2023 and no later than March 17, 2023. The notice must contain the information required by the Amended and Restated Bylaws, as amended, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 15, 2023, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the close of business on the 90th day prior to the 2023 Annual Meeting or the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing advance notice requirements under our Amended and Restated Bylaws, as amended, to comply with the universal proxy rules under the Exchange Act (which will be in effect for next year’s annual meeting), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 16, 2023.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

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OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

AerSale, Inc. | 41

SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

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AERSALE’S ANNUAL REPORT ON FORM 10-K
A copy of AerSale’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 22, 2022, without charge upon written request addressed to:
AerSale Corporation
Attention: Secretary
255 Alhambra Circle, Suite 435
Coral Gables, Florida 33134
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, at www.aersale.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
/s/ James Fry
James Fry
Executive Vice President, General Counsel and Secretary
May 2, 2022

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APPENDIX A — Non-GAAP Reconciliation
Non-GAAP Financial Measures
This Proxy Statement includes non-GAAP financial measures, including adjusted EBITDA. AerSale defines adjusted EBITDA as net income (loss) after giving effect to interest expense, depreciation and amortization, income tax expense (benefit), and other non-recurring or unusual items. Adjusted Net Income is defined as net income (loss) after giving effect to mark-to-market adjustments relating to our Private Warrants, non-cash stock-based compensation expense and other non-recurring or unusual items. Adjusted diluted earnings per share also exclude these material non-recurring or unusual items. See the following table showing a GAAP to non-GAAP reconciliation using these non-recurring items for the three and twelve month periods ended December 31, 2021 and December 31, 2020.
AerSale believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to AerSale’s financial condition and results of operations. AerSale’s management uses certain of these non-GAAP measures to compare AerSale’s performance to that of prior periods for trend analyses and for budgeting and planning purposes. These non- GAAP measures should not be construed as an alternative to net income or net income margin as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (each as determined in accordance with GAAP).
You should review AerSale’s audited financial statements and related notes included in our Annual Report Form 10-K for the Fiscal year ended December 31, 2021 Filed with the SEC, and not rely on any single financial measure to evaluate AerSale’s business. Other companies may calculate adjusted EBITDA differently, and therefore AerSale’s adjusted EBITDA may not be directly comparable to similarly titled measures of other companies.

AerSale, Inc. | Appendix A-1

ADJUSTED EBITDA, NET INCOME AND DILUTED EPS RECONCILIATION TABLE
(In ‘000s)
(Unaudited)
	Three months ended December 31,				Twelve months ended December 31,
	2021	% of Total Revenue	2020	% of Total Revenue	2021	% of Total Revenue	2020	% of Total Revenue
Reported Net Income/(Loss)	11,185	9.6%	253	0.5%	36,115	10.6%	8,094	3.9%
Addbacks:
Inventory Write-Off	1,640	1.4%	—	0.0%	6,416	1.9%	15,924	7.6%
Loss on Investment	5,421	4.6%	—	0.0%	5,421	1.6%	—	0.0%
Change in FV of Warrant Liability	210	0.2%	388	0.8%	2,945	0.9%	388	0.2%
Stock Compensation	3,822	3.3%	1,042	2.1%	12,721	3.7%	1,042	0.5%
Transaction Costs	—	0.0%	(1,869)	(3.8%)	—	0.0%	(1,436)	(0.7%)
Adjusted Net Income (loss)	22,278	19.1%	(186)	-0.4%	63,618	18.7%	24,012	11.5%
Interest Expense	230	0.2%	338	0.7%	980	0.3%	1,645	0.8%
Income Tax Expense (Benefit)	2,922	2.5%	(870)	(1.8%)	11,659	3.4%	1,650	0.8%
Depreciation and Amortization	3,130	2.7%	3,710	7.5%	12,998	3.8%	24,223	11.6%
Adjusted EBITDA	28,561	24.5%	2,992	6.1%	89,255	26.2%	51,530	24.7%
Reported Diluted EPS	0.21		0.06		0.76		7.39
Addbacks:
Inventory Write-Off	0.03		—		0.14		14.54
Loss on Related Party Investment					0.11		—
Change in FV of warrant liability	0.00		0.09		0.06		0.35
Stock-based compensation	0.07		0.24		0.27		0.95
Transaction Costs	—		(0.44)		—		(1.31)
Adjusted Diluted EPS	0.31		(0.05)		1.34		21.92

AerSale, Inc. | Appendix A-2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D84407-P71045 1b. Robert B. Nichols Nominees: 1a. Nicolas Finazzo 1e. Michael Kirton 1c. Sai S. Devabhaktuni 1d. General C. Robert Kehler 1h. Richard J. Townsend 1f. Peter Nolan 1g. Jonathan Seiffer 1i. Eric J. Zahler 2. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm. 1. Election of Directors For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. AERSALE CORPORATION The Board of Directors recommends you vote FOR the following proposals: NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof. AERSALE CORPORATION 255 ALHAMBRA CIRCLE, SUITE 435 CORAL GABLES, FLORIDA 33134 VOTE BY INTERNET Before The Meeting — Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting — Go to www.virtualshareholdermeeting.com/ASLE2022 You may attend the meeting via the Internet and vote during the meeting when the polls are open. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D84408-P71045 AERSALE CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AERSALE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2022 The undersigned stockholder(s) of AerSale Corporation hereby appoint(s) Nicolas Finazzo and Martin Garmendia, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of AerSale Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on June 15, 2022, via a live webcast at www.virtualshareholdermeeting.com/ASLE2022, and any adjournment, continuation or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE